Exhibit 10.1

NORTH CAROLINA	)
	)	SEVENTH LEASE AMENDMENT
FORSYTH COUNTY	)

This Seventh Lease Amendment (the “Seventh Amendment”) is made effective as of the 31st day of July, 2012 (the “Amendment Date”), by and between Wake Forest University Health Sciences, a North Carolina non-profit corporation having its principal office in Winston-Salem, North Carolina (“Landlord”), and Targacept, Inc., a Delaware corporation having its principal office in Winston-Salem, North Carolina (“Tenant”). Unless otherwise defined herein, all of the capitalized terms of this Seventh Amendment shall have the same meanings ascribed to them in the Lease effective August 1, 2002, as amended by the First Lease Amendment effective January 1, 2005, the Second Lease Amendment effective March 31, 2006, the Third Lease Amendment effective January 1, 2007, the Fourth Lease Amendment effective August 1, 2007, the Fifth Lease Amendment effective October 1, 2009, and the Sixth Lease Amendment effective June 30, 2010 (collectively, the “Lease”). Unless otherwise defined herein, all of the capitalized terms of this Seventh Amendment shall have the respective meanings ascribed to them in the Lease.

WITNESSETH:

WHEREAS paragraphs 2.2 and 3.1 of the Lease provide for Tenant to have a Renewal Option for the Second Renewal Term at an annual rent per rentable square foot equal to the then-existing market rate for similar space in the Piedmont Triad in North Carolina, as mutually determined in good faith by Landlord and Tenant, and for Landlord and Tenant to have determined the annual rent per rentable square foot applicable to the Second Renewal Term (the “Applicable Rental Rate”) prior to a specified date; and

WHEREAS such specified date has passed, and Landlord and Tenant are currently working to mutually determine the Applicable Rental Rate; and

WHEREAS, in light of the foregoing, (1) Tenant and Landlord desire to extend the Renewal Term (not, for clarity, the Second Renewal Term) through December 31, 2012 (the “Extension”) and (2) Tenant desires for the period of the Extension (and, if Tenant exercises its Renewal Option for the Second Renewal Term, thereafter through the Second Renewal Term) to reduce the space comprising the Demised Premises and the corresponding Annual Rent for such Demised Premises and Landlord is agreeable to doing so upon the terms and for the rents as further set forth herein.

NOW, THEREFORE, for and in consideration of the premises, of the rents reserved and to be paid by Tenant to Landlord, and of the additional mutual covenants of the parties, the parties hereby agree as follows:

1. The Lease is hereby amended by:

a.	deleting paragraph 2.2 in its entirety and replacing it with the following:

“2.2 Renewal Rights. So long as Tenant is not in default under this Lease, Tenant has the right, but not the obligation, to extend the term of this Lease (a “Renewal Option”) under the same terms and conditions for a period to expire on December 31, 2012 (the “Renewal Term”), and, if the Renewal Option for the Renewal Term is exercised, for an additional renewal term to begin on January 1, 2013 and expire on July 31, 2017 (the “Second Renewal Term”). Tenant has exercised its right for the Renewal Term and may exercise its right for the Second Renewal Term by written notice to Landlord given on or before 5:00 p.m. on the business day immediately prior to the date that marks the expiration of the Renewal Term. If Tenant does not exercise its right to extend in a timely manner, Tenant will have irretrievably lost its right to extend the term of this Lease. Rental payments applicable for the Renewal Term and the Second Renewal Term shall be as set forth in paragraphs 3.1 and 3.2. Any extension of this Lease beyond the Second Renewal Term (if exercised) shall be upon the terms and conditions mutually agreed upon by Landlord and Tenant, and unless such agreement is reached, this Lease shall expire.”

b.	deleting the table under the heading “Renewal Term” in paragraph 3.1 in its entirety and replacing it with the following, with the remainder of the paragraph 3.1 remaining unchanged:

Building Space	Term	SF	RENT	Comments	TOTAL ANNUAL RENT (per month) *prior to Seventh Amendment	TOTAL ANNUAL RENT (per month) *as of effective date of Seventh Amendment

1st & Ground Floor	10/1/09-07/31/12	13,955	$18.80	Class A Office	$262,354.00
					($21,862.83)
		2,969	$18.80	Class A Office	$55,817.20
					($4,651.43)
	8/1/12-12/31/12	7,182	$23.17	Class A Office		$166,406.94
						($13,867.25)
	8/1/12-12/31/12	704	$10.00	Ground Floor Storage		$7,040.00
						($586.67)

Upfit Amortization	10/1/09-07/31/12	13,955	$33.21	Upfit costs of $2.5million @7%/51 months	$463,437.00
					($38,619.75)
	8/1/12 -12/01/13	13,955	$33.21	Upfit costs of $2.5 million @7%/51 months		$463,437.00
						($38,619.75)

2nd Floor	10/1/10-07/31/12	20,669	$17.50	Class A Office	$361,707.50
					($30,142.79)
	8/1/12-12/31/12	0				$0.00

3rd Floor	10/1/09-07/31/12	20,216	$33.60	Class A Office	$679,257.60
					($56,604.80)
	8/1/12-12/31/12	20,216	$23.17	Class A Office		$468,404.72
						($39,033.73)

4th Floor	10/1/09-07/31/12	20,216	$33.60	Lab	$679,257.60
					($56,604.80)
	8/1/12-12/31/12	20,216	$23.17	Lab		$468,404.72
						($39,033.73)

TOTAL					$2,501,830.90	$1,573,693.38

					($208,486.40)	($131,141.12)

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c.	deleting paragraph 6.2.2 in its entirety and replacing it with the following:

“6.2.2 Landlord’s recovery of the 2007 Upfitting Funding is reflected in the rental rate for the January 2007 Expansion Space over a period of eighty-four (84) months. If the Lease is terminated prior to or upon the expiration of the Renewal Term, Tenant agrees to pay to Landlord, in addition to any other amounts which may be due Landlord, that portion of the 2007 Upfitting Funding which is unpaid as of the date of such termination. A schedule depicting the amortization of the 2007 Upfitting Funding (based upon a 7% interest rate from October 1, 2009) is attached to the Lease as Exhibit D.”; and

d.	deleting Exhibit A and Exhibit A-2 of the Lease in their entirety and replacing it with the attached Exhibit A, describing the Demised Premises, and Exhibit A-2.

2. Except as amended herein, all the terms and conditions of the Lease remain in full force and effect.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Seventh Amendment to be executed under seal, pursuant to authority duly granted, effective as of the Amendment Date.

LANDLORD:			TENANT:

Wake Forest University Health Sciences (SEAL)			Targacept Inc. (SEAL)

By:	/s/ Terry L. Hales, Jr.		By:	/s/ Alan A. Musso
	Name:	Terry L. Hales, Jr.		Alan A. Musso
	Title	Vice CFO, WFBMC		Senior Vice President, Finance and Administration, Chief Financial Officer and Member, Office of the Chairman

Date:	8-22-12		Date:	8/27/12

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Exhibit A

Demised Premises

Prior to August 1, 2012, the Demised Premises consist of the following:

•

As of the Commencement Date, all of the third and fourth floors, consisting of 40,432 rentable square feet, including within the meaning of "Premises” or “Demised Premises” the entire fourth floor of the Building, to be utilized as Tenant’s laboratory facilities, encompassing 20,216 rentable square feet, and 20,216 rentable square feet of general office space on the third floor;

•	As of January 1, 2005, an additional 1,000 rentable square feet on the first floor of the Building, to be utilized as “Tenant’s Storage Space”;

•	As of January 1, 2007, additional space located on the first floor of the Building, consisting of 13,955 rentable square feet (inclusive of the 1,000 rentable square feet described above);

•	As of August 1,2007, further additional space located on the first floor of the Building, consisting of 2,969 rentable square feet; and

•	As of August 1, 2007, additional space located on the ground floor of the Building, consisting of 704 rentable square feet;

; in each case together with rights of use of and subject to the rights of others in and to the Common Areas of the Building.

As of August 1, 2012, the Demised Premises consist of the following:

•

all of the third and fourth floors, consisting of 40,432 rentable square feet, including within the meaning of “Premises” or “Demised Premises” the entire fourth floor of the Building, to be utilized as Tenant’s laboratory facilities, encompassing 20,216 rentable square feet, and 20,216 rentable square feet of general office space on the third floor, as depicted on the Third Level Floor Plan and Fourth Level Floor Plan attached hereto as a part of Exhibit A-2;

•	additional space located on the first floor of the Building, comprising 7,182 rentable square feet, as depicted on the First Level Floor Plan attached hereto as a part of Exhibit A-2; and

•	additional space located on the ground floor of the Building, consisting of 704 rentable square feet, as depicted on the Basement Level Floor Plan attached hereto as a part of Exhibit A-2;

in each case together with rights of use of and subject to the rights of others in and to the Common Areas of the Building. Diagrams of the Demised Premises and Common Areas are as shown on the attached Exhibit A-2 (4 pages).

Exhibit A-2

[see attached image]

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WORKPLACE STRATEGIES

One Technology Place
First Floor Plan
■ Targecapt RSF 7,182

One Technology Placa
Third Floor Plan
■ Targacept RSF 20,216

WORKPLACE STRATEGIES

One Technology Placa

Fourth Floor Plan

■ Targacept RSF 20,216

WORKPLACE STRATEGIES

One Technology Place

Basement Level Floor Plan

Parking#	Tenant	Parking#	Tenant
1	Targacept	22	Targacept
2	Targacept	23	Targacept
3	Targacept	24	Handicapped - Targacept
4	TBD		Space
5	TBD	25	Handicapped - TBD
6	TBD	26	Targacept
7	TBD	27	Targacept
8	TBD	28	Targacept
9	TBD	29	Targacept
10	TBD	30	Targacept
11	TBD	31	Targacept
12	TBD	32	Targacept
13	TBD	33	Targacept
14	TBD	34	Targacept
15	TBD	35	Targacept
16	TBD	36	Targacept
17	TBD	37	Targacept
18	TBD	38	Targacept
19	Targacept	39	Targacept
20	Targacept	40	Targacept
21	Targacept	41	Targacept